Statement of Additional Information
(SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2015)
American Century Capital Portfolios, Inc. (SAIs dated March 1, 2016)
American Century Growth Funds, Inc. (SAI dated December 1, 2015, as revised June 21, 2016)
American Century Mutual Funds, Inc. (SAI dated March 1, 2016)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2016)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2016)
American Century World Mutual Funds, Inc. (SAI dated March 29, 2016)

Supplement dated August 1, 2016

Barry Fink is an Independent Director of the funds. Accordingly, the second sentence of the second paragraph of The Board of Directors section is deleted.

As of August 1, 2016, Barry Fink is a member of the Governance Committee.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL- 90029